EXHIBIT 21.1

Subsidiaries of the Company at February 10, 2011

Realty Income Illinois Properties 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Texas Properties 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI GA 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI TN 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI TN 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 3, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 4, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 5, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI SE, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 3, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 4, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

O ICE, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Pennsylvania Properties Trust
A Maryland business trust

O CHK, INC.
A Delaware corporation
A wholly owned subsidiary of Realty Income Corporation

Crest Net Lease, Inc.
A Delaware corporation
A wholly owned subsidiary of Realty Income Corporation